UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Based on our review of our executive compensation program, we have determined that Scott E. Peterson, Senior Vice President, Acquisitions and Christopher J. Crosby, Jr., Senior Vice President, Sales and Technical Services, are named executive officers for our fiscal year ended December 31, 2006. We entered into employment agreements with each of these executives on July 30, 2004. Copies of the employment agreements are incorporated by reference herein as Exhibits 10.1 and 10.2. Current salary information for the named executive officers can be found in our 2007 Annual Meeting proxy statement filed with the Securities and Exchange Commission on even date herewith.

On October 31, 2006, the compensation committee of our Board of Directors approved, and the Board of Directors ratified, the First Amendment to Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, a copy of which is attached hereto as Exhibit 10.3. The First Amendment to the 2004 Incentive Award Plan increased the annual retainer from $20,000 to $25,000; the annual retainer for the chair of the audit committee from $3,000 to $15,000; the annual retainer for the chair of the compensation committee from $3,000 to $7,500; the annual retainer for the chair of the nominating and corporate governance committee from $3,000 to $5,000; the telephonic board and committee meetings fees from $500 to $750; and the annual stock grant was established at 1,000 shares, which vests over a 5-year period with 20% vesting one year after grant and the remainder of which vesting in equal monthly increments thereafter.

On February 15, 2007, the compensation committee of our Board of Directors approved, and the Board of Directors ratified, the Second Amendment to the 2004 Incentive Award Plan, a copy of which is attached hereto as Exhibit 10.4. The Second Amendment to the 2004 Incentive Award Plan revises the definition of definition of “Fair Market Value” to comply with the Securities and Exchange Commission’s new disclosure rules and revises the change in capitalization adjustment provision to comply with the new Financial Accounting Standards Board Statement No. 123R, “Share-Based Payment.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Employment Agreement between Digital Realty Trust, Inc. and Scott E. Peterson (incorporated by reference to the registrant’s registration statement on Form S-11 (File No. 333-117865) declared effective by the Securities and Exchange Commission on November 3, 2004).

10.2	Employment Agreement between Digital Realty Trust, Inc. and Christopher J. Crosby, Jr (incorporated by reference to the registrant’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2005).

10.3	First Amendment to Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan.

10.4	Second Amendment to Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills
General Counsel and Assistant Secretary

Date: March 30, 2007

EXHIBITS

Exhibit Number	Description
10.1	Employment Agreement between Digital Realty Trust, Inc. and Scott E. Peterson (incorporated by reference to the registrant’s registration statement on Form S-11 (File No. 333-117865) declared effective by the Securities and Exchange Commission on November 3, 2004).

10.2	Employment Agreement between Digital Realty Trust, Inc. and Christopher J. Crosby, Jr (incorporated by reference to the registrant’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2005).

10.3	First Amendment to Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan.

10.4	Second Amendment to Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan.